SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549

                          ------------

                            FORM 8-K

                         CURRENT REPORT


             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934



Date of Report
(Date of earliest event reported):           November 18, 1996
                                             -----------------


                  INSITUFORM TECHNOLOGIES, INC.
              -------------------------------------
     (Exact name of registrant as specified in its charter)



   Delaware                0-10786              13-3032158
---------------          -----------            --------------
(State or other          (Commission            (IRS Employer
jurisdiction of          File Number)         Identification No.)
incorporation)



1770 Kirby Parkway, Suite 300,
Memphis, Tennessee                                     38138
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(Address of principal executive offices)               (Zip Code)



Registrant's telephone number,
including area code                          (901) 759-7473
                                             --------------





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Item 5.   Other Events.
          ------------

     On November 18, 1996, the Registrant announced that Jerome Kalishman, formerly Vice Chairman of the Board, had been elected Chairman, succeeding James D. Krugman. The Registrant also announced that Anthony W. Hooper, formerly Senior Vice President - Marketing and Technology, had been elected President and Chief Executive Officer, and a Director, replacing Jean-Paul Richard, who resigned to become President and Chief Executive Officer of AGCO Corporation.

     Reference is hereby made to the full text of the Registrant's press release dated November 18, 1996 annexed hereto as Exhibit 5(a) for further information with respect to such event. The information contained in such document is hereby incorporated into this Current Report in response to this Item.


Item 7.   Financial Statements and Exhibits.
          ---------------------------------

     (c)  Exhibits

     The exhibit listed as part of this Current Report on Form 8-K is listed in the attached Index to Exhibits.
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                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunder duly authorized.

                              INSITUFORM TECHNOLOGIES, INC.



                              By s/Anthony W. Hooper
                                ------------------------------
                                 Anthony W. Hooper
                                 President



Dated: November 22, 1996


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                        INDEX TO EXHIBITS



Exhibit                  Description
-------                  -----------

 5(a) Press Release dated November 18, 1996 of the Registrant